Revenue	12 Months Ended
Dec. 31, 2021
Inspirato LLC
Revenue
(3)	Revenue

Revenues are as follows:

	Years Ended December 31,
	2019	2020	2021

	(in thousands)
Travel	$144,073	$73,660	$134,373
Subscription	72,676	91,548	100,024
Other	330	382	350
Total	$217,079	$165,590	$234,747

The Company has recognized assets and liabilities related to contracts with customers as follows:

	December 31,
	2020	2021

	(in thousands)
Assets:
Accounts Receivable, net	$2,978	$2,389
Liabilities:
Deferred revenue, current and long term	$148,962	$191,263

As of December 31, 2021, deferred revenue is expected to be recognized as follows:

	Years
	Ending
Years Ending December 31,	December 31,	Amount

	(in thousands)
2022		$176,813
2023		8,671
2024		3,636
2025		490
2026		853
Thereafter		800
Total		$191,263

As of December 31, 2020, the balance of deferred revenue was $149.0 million. Significant movements in the deferred revenue balance during the period consisted of increases due to payments received prior to transfer of control of the underlying performance obligations to the customer, which were offset by decreases due to revenue recognized in the period. There were additional changes in the deferred revenue balance related to vacation cancellations and rescheduling that took place during the year as a result of the effects of COVID-19. During the year ended December 31, 2021, approximately $90.1 million of revenue was recognized that was included in the balance of deferred revenue as of December 31, 2020.